SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549
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                                FORM 8-K

                            CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       August 25, 2005
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                    JOHN B. SANFILIPPO & SON, INC.
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        (Exact Name of Registrant as Specified in its Charter)

Delaware                            0-19681             36-2419677
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(State or Other Jurisdiction       (Commission         (IRS Employer
   of Incorporation)               File Number)    Identification No.)

2299 Busse Road, Elk Grove Village, Illinois                60007
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(Address of Principal Executive Offices)                 (Zip Code)

Registrant's telephone number, including area code       847-593-2300
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(Former Name or Former Address, if Changed Since Last Report)





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[  ]    Written communications pursuant to Rule 425 under the Securities
        Act (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))


John B. Sanfilippo & Son, Inc. (the "Registrant") submits the following information:


Item 1.01  Entry into a Material Definitive Agreement
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	On August 25, 2005, the Compensation, Nominating and
Corporate Governance Committee (the "Committee") approved the following compensatory plans or arrangements for certain officers and/or directors of the Company. Following is a description of the compensation arrangements that were approved by the Committee for the Company's named executive officers identified in the Company's 2004 annual meeting proxy statement, which include Jasper B. Sanfilippo, our Chairman and Chief Executive Officer, Mathias A. Valentine, our President, Michael J. Valentine, our Executive Vice President - Finance, Chief Financial Officer and Secretary, Jeffrey Sanfilippo, our Executive Vice President - Sales and Marketing and James A. Valentine, our Executive Vice President - Information Technology (collectively, the "Named Executive Officers"), as well as certain other officers of the Company.

Fiscal Year 2006 Annual Incentive Program (the "Incentive Program")
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The Committee approved the participants and relevant
measurement criteria under the Company's Incentive Program. The Incentive Program was adopted in order to reward officers and other salaried employees of the Company for the Company's performance during fiscal 2006 and to further align their interests with those of the Company's stockholders. The level of incentive compensation is based upon achievement of goals related to the growth in net income, growth in revenue, return on average invested capital and employee safety (collectively, the "Factors" or individually a "Factor"). The payment of five percent of each eligible employee's incentive compensation is discretionary which allows management to recognize exceptional performance or to detract for underperformance. The employees eligible to participate in the Incentive Program are divided into categories and the relative weighting of the Factors is varied among the categories to reflect the relative importance of the Factors to each employee category. Employee safety is only a Factor for eligible operations employees. If the Company's performance on any Factor is below the threshold performance levels, that portion of the incentive compensation will be reduced, and if the Company's performance is below 80% of the goal for a particular Factor, no incentive compensation will be earned with respect to that Factor. If the 80% threshold is not achieved for the net income growth Factor, then no incentive compensation will be awarded regardless of the performance on the other determining Factors.

Under the Company's incentive compensation program in existence prior to August 25, 2005, the sole measure of performance was the Company's earnings per share. Due to the Company's performance in this regard during fiscal 2005, none of the Company's employees was eligible for incentive compensation, and accordingly, the Committee did not award any incentive compensation for fiscal 2005. Depending on the Company's performance relative to the measurement Factors, and assuming the Company achieves 80% of its net income growth goal, each Named Executive Officer will be eligible to receive incentive compensation of between 30% and 90% of his base salary.

Stock Option Grants
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The Committee approved a stock option grant of 3,500
options to each Named Executive Officer in accordance with the terms of the Company's 1998 Equity Incentive Plan at an exercise price of $20.306, which is equal to 110% of the fair market value of the Company's Common Stock on August 29, 2005, the date of grant. For the Named Executive Officers, the options expire on August 29, 2010.

Supplemental Retirement Plan
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The Committee approved the terms of the John B. Sanfilippo
& Son, Inc. Supplemental Retirement Plan (the "SERP") covering certain executive officers of the Company. The purpose of the SERP is to provide unfunded, non-qualified deferred compensation benefits upon retirement, disability or death to a select group of management and key employees of the Company. Participants with at least five years of employment are eligible to receive monthly benefits from the SERP after separating from service with the Company, provided such Participant's employment is not terminated for "cause" as defined in the SERP.

If a participant in the SERP separates from service on or after age 65, benefits will be payable to the participant for life. The monthly installments will be paid at a rate equal to
(a) one-twelfth of 50% of the participant's highest consecutive 5-year average base salary and bonus earned during the participant's final 10 years of service, multiplied by (b) the number of full years employed by the Company divided by the greater of 20 or the number of full years the participant would have been employed if he had been employed by the Company from his hire date through attainment of age 65 (which quotient shall not exceed 1.0). In the event the participant's benefits commence after his attainment of age 65, his benefit will be the greater of the actuarial equivalent of the benefit which would have been payable at age 65 or the benefit as otherwise available under the SERP. Two of the participants in the SERP have already reached age 65. If the participant has a beneficiary (the beneficiary being determined when benefits commence), the benefits will be in the form of a joint and 100% contingent annuitant benefit, which is the actuarial equivalent of the participant's life-only benefit. If a participant separates from service prior to age 65 and has achieved ten years of service, certain early retirement benefits may be available.

The Committee approved the following executive officers of the Company as participants in the SERP, effective as of August 25, 2005: Jasper B. Sanfilippo, our Chairman and Chief Executive Officer, Mathias A. Valentine, our President, Michael J. Valentine, our Executive Vice President - Finance, Chief Financial Officer and Secretary, Jeffrey Sanfilippo, our Executive Vice President - Sales and Marketing, Jasper B. Sanfilippo, Jr., our Executive Vice President - Operations and James A. Valentine, our Executive Vice President - Information Technology.


                              SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       JOHN B. SANFILIPPO & SON, INC.

Date: August 31, 2005                   By: /s/ Michael J. Valentine
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                                           Michael J. Valentine
                                           Executive Vice President Finance,
                                           Chief Financial Officer and
                                           Corporate Secretary